SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                DECEMBER 1, 1997


 BRIDGESTONE/FIRESTONE MASTER TRUST.
 (Exact name of registrant as specified in charter)


MASSACHUSSETS                    333-07185            13-3205598
(State or other                (Commission File    (IRS Employer Identification
jurisdiction of                 Number)              Number)
incorporation)

C/O JH MANAGEMENT CORPORATION, ONE INTERNATIONAL PLACE, SUITE 520,
BOSTON, MASSACHUSETTS                               02110-2624
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (617) 951-7690


                         NOT APPLICABLE
(Former name or former address, if changed since last report.)
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Item 5.  Other Events

         This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending November 18, 1997.

          Capitalized terms not defined herein have the meanings assigned in the Amended Pooling and Servicing Agreement dated as of November 1, 1996 as supplemented by the Series Supplements thereto, among Bridgestone/Firestone, Inc., Firestone Retail Credit Corporation and The Fuji Bank and Trust Company, which was previously filed as an exhibit to Registration Statement No. 333-07185.


Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

         (c)  Exhibits

         EXHIBIT NO.

         19.1     Certificateholders Statements
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            BRIDGESTONE/FIRESTONE MASTER TRUST
                                       (Registrant)

                            By:  Bridgestone/Firestone, Inc., on behalf
                                 of Bridgestone/Firestone Master Trust


Date: December 5, 1997      By:/s/ Christine Karbowiak
                            Name:  Christine Karbowiak
                            Title: Assistant Secretary
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EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION
19.1                                Certificateholders Statements
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                     Form of Monthly Servicer's Certificate
                         "Bridgestone/Firestone, Inc."

Bridgestone/Firestone Master Trust

     The undersigned, duly authorized representative of Bridgestone/Firestone, Inc. ("Bridgestone/Firestone"), as Servicer pursuant to the Pooling and Servicing Agreement as amended and restated through November 1, 1996 (the "Agreement"), as supplement by the Series Supplements, among Bridgestone/Firestone, Firestone Retail Credit Corporation, as Transferor, and The Fuji Bank and Trust Company, as Trustee, does hereby certify the information set forth below:

     1. Capitalized terms in this Certificate have their respective meaning as set forth in the Agreement or Series Supplement as applicable; provided that the "related Collection Period" shall mean the Collection Period in the calendar month in which this Certificate is delivered. This certificate is delivered pursuant to subsection 30.4(b) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.      Bridgestone/Firestone is the Servicer under the Agreement.

3.      The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on December 1, 1997, and the related Collection Period from October 19, 1997 through November 18, 1997.

A.      Information regarding the Bridgestone/Firestone Master Trust

1.      Aggregate Receivables as of the end of the related Collection Period:                         375,332,412.87

2.      Aggregate Invested Amount as of the end of the related Collection Period:                     364,796,647.54

3.      (a)     Transferor Amount as of the end of the related Collection Period (*):                   6,782,441.20
        (b)     B/F Amount as of the end of the related Collection Period:                              3,753,324.13
        (c)     Transferor Available Letter of Credit Amount for related Collection Period:            15,000,000.00
        (d)     "Sum of (a), (b), and (c)                                                              25,535,765.33

4.      Item 3(d) as percentage of Item 2:                                                                    7.00%

5.      B/F Percentage as of the end of the related Collection Period:                                        1.00%

     * Includes Subordinated amounts for the Series, as determined for the related Collection Period of October 19, 1997, to November 18, 1997:

        Transferor Amount:                                                                              6,782,441.20
        -       Non-Subordinated                                                                        6,782,441.20
        -       Subordinated 1992-B                                                                             0.00

B. Information regarding performance of the Bridgestone/Firestone Master Trust Receivable Pool

     1.  The Outstanding Receivable balance as of the beginning of the related
         Collection Period was equal to:                                                              384,956,064.76

     2.  The aggregate amount of billed periodic Finance Charges for the related
         Collection Period was equal to:                                                                6,295,541.40

     3.  (a) The aggregate amount of Collections, exclusive of Recoveries and
         Merchant Fees, for the related Collection Period was equal to:                                54,626,627.01

        (b)     Recoveries for the related Collection Period was equal to:                                685,517.31

        (c)     Merchant Fees for the related Collection Period was equal to:                             350,000.00

     (c) The aggregate balance of Collections for the related Collection Period
         was equal to:                                                                                 55,662,144.32

     4.  The aggregate amount of Principal Collections for the related
         Collection Period was equal to:                                                               47,344,354.40

     5.  The aggregate amount of Finance Charge Collections for the related
         Collection Period was equal to:                                                                8,317,789.92

     6.  The aggregate amount of receivables for all Accounts which became
         Defaulted Receivables during the related Collection Period was equal
         to:                                                                                            3,873,513.52

     7.  The aggregate amount of Eligible Receivables arising under Accounts in
         the related Collection Period was equal to:                                                   49,477,345.59

     8.  The aggregate amount of adjustments to Receivables in the related
         Collection Period was equal to:                                                                  600,856.95

     9.  The outstanding Receivable balance as of the end of the related
         Collection Period was equal to (Items 1+2-3(a)-6+7-8):                                       381,627,954.27

     10. Delinquent Balances: The aggregate amounts of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing dates occurring during the related Collection Period:

          (a) 1-30 Days                                                                                47,757,295.03
          (b) 31-60 Days                                                                               15,852,828.85
          (c) 61-90 Days                                                                                8,082,946.17
          (d) 91-120 Days                                                                               5,849,204.82
          (e) 121-150 Days                                                                              4,545,129.89
          (f) 151-180 Days                                                                              3,624,086.11
    Total                                                                                              85,711,490.87


A. Information regarding Bridgestone/Firestone Master Trust Series 1996-1 Allocation Percentages

1        Floating Allocation Percentages:
         Defaulted Receivables/Principal Collections -
           Class A                                                                                            52.83%
           Class B                                                                                             7.45%
           Collateral Interest                                                                                 2.64%
           Subordinated Transferor Amount                                                                      4.81%

         Finance Charge Collections -
           Class A                                                                                            53.82%
           Class B                                                                                             7.59%
           Collateral Interest                                                                                 2.69%
           Subordinated Transferor Amount                                                                      4.90%

2.       Fixed Allocation Percentages:                                                                           N/A

3.       The amount of Finance Charge Collections allocable to Series 1996-1
         (Floating Allocation Percentage, times Finance Charge Collections):
           Class A                                                                                      4,476,602.00
           Class B                                                                                        631,315.68
           Collateral Interest                                                                            225,830.10
           Subordinated Transferor Amount                                                                 407,485.58

4.       The amount of Defaulted Receivables ("Investor Default Amount") allocable to
         Series 1996-1 (Floating Allocation Percentage, times Defaulted Receivables):
           Class A                                                                                      2,046,371.40
           Class B                                                                                        288,590.85
           Collateral Interest                                                                            102,318.57
           Subordinated Transferor Amount                                                                 186,272.28

5.       The amount of Principal collections allocable to Series 1996-1:
         (a)  During the Revolving Period (Floating Allocation Percentage, times
              Principal Collections):
              Class A                                                                                  25,011,951.67
              Class B                                                                                   3,527,326.62
              Collateral Interest                                                                       1,250,597.58
              Subordinated Transferor Amount                                                            2,276,729.03
         (b)  During the Controlled Amortization or any Rapid Amortization
              Period (fixed Allocation Percentage, times Principal Collections):                                 N/A

B. Information regarding the application of funds for the Series 1996-1 Certificates, pursuant to Section 4.07 of the Series Supplement:

1.       Amounts applicable to Class A:
                  Class A Monthly Interest                                                              1,028,333.33
                  Class A Investor Default Amount                                                       2,046,371.40
                  Class A Monthly Servicing Fee                                                           333,333.33
                  Reimbursement of Class A Investor Charge-Offs                                               N/A

2.       Amounts applicable to Class B:
                  Class B Monthly Interest                                                                152,542.74
                  Class B Investor Default Amount                                                         288,590.85
                  Class B Monthly Servicing Fee                                                            47,008.55
                  Reimbursement of Class B Investor Charge-Offs                                                N/A

3.       Amounts applicable to Collateral Interest:
                  Collateral Interest Monthly Interest                                                     46,375.00
                  Collateral Interest Investor Default Amount                                             102,318.57
                  Collateral Interest Monthly Servicing Fee                                                16,666.67
                  Reimbursement of Collateral Interest Investor Charge-Offs                                    N/A

4.       Amounts applicable to Subordinated Transferor Amount:
                  Subordinated Transferor Investor Default Amount                                         186,272.28
                  Subordinated Transferor Monthly Servicing Fee                                            30,341.88
                  Reimbursement of Subordinated Transferor Investor Charge-Offs                                N/A

5.       Excess Finance Charge Collection applicable to:
                  Class A                                                                               1,068,563.94
                  Class B                                                                                 143,173.54
                  Collateral Interest                                                                      58,469.86
                  Subordinated Transferor Amount                                                          190,871.42

6.       Required Amount:                                                                                      N/A

7.       Reallocated Principal Collections                                                                     N/A

C. Information on the application of Principal Collections deposited to the Collection Accounted for Series 1996-1 Certificates:

1.       Controlled Amortization due on Distribution Date:                                                     N/A

2.       Monthly Principal deposited to the Collection Account for distribution to                             N/A
         Certificateholders:

3.       Deficit Controlled Amortization Amount                                                                N/A

D. Information on the application of Finance Charge Collections deposited to the Collection Account for Series 1996-1 Monthly Interest.

1.       Monthly Interest due on Distribution Date:
                  Class A                                                                               1,028,333.33
                  Class B                                                                                 152,542.74
                  Collateral Interest                                                                      46,375.00

2.       Monthly Interest deposited to the Collection Account on Distribution Date:
                  Class A                                                                               1,028,333.33
                  Class B                                                                                 152,542.74
                  Collateral Interest                                                                      46,375.00

E.       Information regarding Series 1996-1 Accrued and Unpaid Amounts

1.       The amount of Monthly Interest previously due but not paid on a prior                                   N/A
         Distribution Date:

2.       The amount of Additional Interest due on the current Distribution Date:                                 N/A

3.       The amount of Additional Interest previously due but not paid on a prior                                N/A
         Distribution Date:

F.       Information Regarding Series 1996-1 Certificate Balances, Invested Amounts,
         and Investor Charge Offs:

1.       Certificate balances:
                  Class A Certificate balance                                                         200,000,000.00
                  Class B Certificate balance                                                          28,205,129.00
                  Collateral Interest Certificate balance                                              10,000,000.00
                  Subordinated Transferor Certificate balance                                          18,205,129.00

2.       Invested Amounts:
                  Class A Invested Amount                                                             200,000,000.00
                  Class B Invested Amount                                                              28,205,129.00
                  Collateral Interest Invested Amount                                                  10,000,000.00
                  Subordinated Transferor Invested Amount                                              18,205,129.00

3.       Investor Charge Offs for the preceding Collection Period:                                            N/A

4.       Unreimbursed Investor Charge Offs                                                                    N/A

G. Information Regarding the Current Distribution to Certificateholders ("Payment Date Statement")


1.       Detail of Class A distributions:
                  Total Class A distributions                                                           1,028,333.33
                  Class A interest distributions                                                        1,028,333.33
                  Class A principal distributions                                                             N/A
                  Total Class A distributions per $1000 original amount Class A                            5.1416667
                  Certificate
                  Class A interest distributions per $1000 original amount Class A                         5.1416667
                  Certificate
                  Class A principal distributions per $1000 original amount Class A                             N/A
                  Certificate

2.       Detail of Class B distributions:
                  Total Class B distribution                                                              152,542.74
                  Class B interest distributions                                                          152,542.74
                  Class B principal distributions                                                               N/A
                  Total Class B distributions per $1000 original amount Class B                            5.4083334
                  Certificate
                  Class B interest distributions per $1000 original amount Class B                         5.4083334
                  Certificate
                  Class B principal distributions per $1000 original amount Class B                             N/A
                  Certificate

3.       Detail of Collateral Interest distributions:
                  Total Collateral Interest distributions                                                  46,375.00
                  Collateral Interest interest distributions                                               46,375.00
                  Collateral Interest principal distributions                                                  N/A
                  Total Collateral Interest distributions per $1000 original                               4.6375000
                  amount
                  Collateral Interest distributions per $1000 original amount                              4.6375000
                  Collateral Interest principal distributions per $1000 original amount                         N/A

G. Information Regarding the Current Monthly Distribution to Certificateholders ("Payment Date Statement") (continued)

3.       Detail of Subordinated Transferor Interest distributions:
                  Subordinated Transferor Interest principal distributions                                      N/A

4.       Excess of Class A Certificate balance over Class A Invested Amount                                     N/A
5.       Excess of Class B Certificate balance over Class B Invested Amount                                     N/A

6.       Excess of Collateral Interest balance over Collateral Interest Invested Amount                         N/A

7.       Excess of Subordinated Transferor Interest balance over Subordinated                                   N/A
         Transferor Invested Amount

H. Information regarding the Servicer Letter of Credit and the Transferor Letter of Credit

1.       The Servicer Available Letter of Credit Amount as of the preceding Determination              45,000,000.00
         Date

2.       The Transferor Available Letter of Credit Amount as of the preceding                          15,000,000.00
         Determination Date

Both Letters of Credit were drawn down during the entire Collection Period.

I.       The Series 1996-1 Pool Factors

         1. The Series 1996-1 Class A Pool Factor for the preceding Record Date
         (which represents the ratio of the amount of the Class A Invested amount as of such Record Date [adjusted after taking into account any
          reduction in the Class A Invested Amount that will occur on the following                       1.00000000
         Distribution date] to the Initial Class A Invested Amount  [rounded to eight decimal places])

         2. The Series 1996-1 Class B Pool Factor for the preceding Record Date
         (which represents the ratio of the amount of the Class B Invested
         Amount as of such Record Date [adjusted after taking into account any
         reduction in the Class B Invested Amount that will occur on the following                        1.00000000
         Distribution Date] to the Initial Class B Invested Amount  [rounded to eight decimal places])

         3. The Series 1996-1 Collateral Interest Pool Factor for
         the  preceding Record Date (which represents the ratio of the amount of the Collateral Interest Invested
         Amount as of such Record Date [adjusted after taking into account any reduction in the Collateral Interest Invested Amount
         that  will occur on the following                                                                1.00000000
         Distribution Date] to the  Initial Collateral Interest Invested Amount
         [rounded to  eight decimal places])

         4.  The Series 1996-1 Subordinated Transferor Pool Factor
         for  the preceding Record Date (which represents the ratio of the amount of the
         Subordinated Transferor Invested Amount as of such Record Date [adjusted after taking into account any reduction in the Subordinated Transferor Invested
         amount that will occur on the following                                                          1.00000000
         Distribution Date]  to the Initial Subordinated Transferor Invested Amount
         [rounded to eight decimal places])


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned no Amortization Event with respect to the Series 1996-1 Certificates has occurred.

The Portfolio Yield averaged for the preceding three Collection Periods was not below the Base Rate.

Adjustment will be made as of the related Transfer Date such that:
         - The Transfer amount (plus any amounts under the Transferor Letter of Credit and the B/F Amount) will be greater than or equal to 7% of the Aggregate Invested Amount of all outstanding Series issued by the Trust.

         - the Transferor Amount plus the B/F Amount and the Subordinated Transferor Invested Amount (plus the invested amount of any other subordinated Series which is retained by the Transferor and with respect to which no legal opinion is delivered characterizing such certificates as indebtedness for federal income tax purposes) will be greater than 7% of Aggregate Receivables on the last day of the related Collection Period.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 24th day of November, 1997

                                                  Bridgestone/Firestone, Inc.,
                                                  Servicer

                                                  By: /s/ Eugene E. Stephens
                                                      Eugene E. Stephens
                                                      Servicing Officer
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